              HARBOR FEDERAL SAVINGS BANK
      RETIREMENT PLAN FOR NON-EMPLOYEE DIRECTORS
            _______________________________

                    1998 AMENDMENT
            _______________________________

     WHEREAS, Harbor Federal Savings Bank (the "Bank") maintains the Harbor Federal Savings Bank Retirement Plan for Non-Employee
Directors  (the "Plan"); and

     WHEREAS, the Bank's Board of Directors has determined that it is in the best interests of the Bank and the participants in the Plan to amend the Plan in the manner set forth herein.

     NOW, THEREFORE, the Plan shall be amended as follows, pursuant to Article XI thereof:

     1. Effective March 30, 1998, Article IX of the Plan shall be amended in its entirety to provide as follows:

               Payment of Benefits Upon a Change in Control
               --------------------------------------------

               The provisions of this Article shall supersede any provisions of this Plan to the contrary. In the event of a Change in Control: (i) the Benefit Percentage of a Participant who is then serving on the Board shall become 100% if, and only if, the Participant involuntarily leaves the Board after such Change in Control, (ii) the Participant's Vested Percentage shall become 100%, and (iii) any Benefits that are or become payable after the closing date of the Change in Control shall be paid in the manner selected by the Participant in a duly executed election (the "Election Form") in the form attached hereto as Exhibit "A"; provided that such an election will be honored and given effect only if it is properly made and delivered to the Bank more than 90 days before said closing date. The Participant may specify on the Election Form the manner of payment to his beneficiary, and may at any time or from time to time change the identity or manner of payment to his beneficiary. Present value determinations, as well as interest accruals on present value sums that are paid in installments over a fixed period of years, shall be calculated at a rate equal to 120% of the applicable federal rate, compounded semiannually, as determined under Section 1274(d) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     2. Nothing contained herein shall be held to alter, vary, or affect any of the terms, provisions, or conditions of the Plan other than stated above.

1998 Amendment to Retirement Plan
for Non-Employee Directors
Page 2

     WHEREFORE, the undersigned hereby execute this 1998
Amendment to the Plan on March 30, 1998.


                              HARBOR FEDERAL SAVINGS BANK
Witnessed by:


/s/ Dana Miller               By /s/ Robert A. Williams
--------------------             -------------------------
                                 Its Chairman of the Board

           THE HARBOR FEDERAL SAVINGS BANK
     RETIREMENT PLAN FOR NON-EMPLOYEE DIRECTORS

         ____________________________________

           1998 AMENDMENT TO TRUST AGREEMENT
         ____________________________________


     WHEREAS, Harbor Federal Savings Bank (the "Bank") maintains the Harbor Federal Savings Bank Retirement Plan for Non-Employee Directors (the "Plan"), and has entered into a trust agreement under the Plan ("Trust Agreement") with Norbert J. Luken (the "Trustee"); and

     WHEREAS, the Bank's Board of Directors and the Trustee have determined that it is in their respective best interests to amend the Trust Agreement in the manner set forth herein.

     NOW, THEREFORE, effective March 30, 1998, the Trust
Agreement shall be amended as follows,  pursuant  to Section
12(a)  thereof:

     1. The Retirement Plan for Non-Employee Directors Trust Agreement shall be amended by replacing "Harbor Federal Savings and Loan Association" with "Harbor Federal Savings Bank" and by replacing "Association" with "Bank" wherever they appear in the document.

     2. Section 2 of the Trust Agreement shall be amended by adding subsection (d) immediately at the end thereof to provide as follows:

          (d) Upon a Change in Control within the meaning of the Plan, the Bank shall, as soon as possible but in no event longer than ten business days after the Change in Control, make an irrevocable contribution to this Trust in an amount that is projected to provide the Trust with sufficient funds to pay each Beneficiary the benefits to which he or she is entitled pursuant to the Plan as in effect on the date of the Change in Control.

     3. Section 10 of the Trust Agreement shall be amended by adding the following paragraph immediately at the end thereof:

          Notwithstanding the foregoing, if the Trustee resigns or is removed following a Change in Control, the Trustee that has resigned or is being removed shall appoint as its successor a third party financial institution that has trust powers, is independent of and unrelated to the entity that has acquired or otherwise obtained control of the Bank, and is agreed to in writing by 80% of the Trust Beneficiaries.

     4. Nothing contained herein shall be held to alter, vary, or affect any of the terms, provisions, or conditions of the Trust Agreement other than stated above.

1998 Amendment to Retirement Plan
Trust Agreement
Page 2


     WHEREFORE, the undersigned hereby execute this 1998
Amendment on March 30, 1998.


                              HARBOR FEDERAL SAVINGS BANK

Witnessed by:

/s/ Dana Miller               By /s/ Robert A. Williams
--------------------             -------------------------
                                 Its Chairman of the Board



                              TRUSTEE
Witnessed by:


/s/ Carol Erpenstein          /s/ Norbert J. Luken
--------------------          -------------------------